Exhibit 4.1

NUMBER	[SENOMYX®, INC. LOGO]	SHARES
SNMX
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 81724Q 10 7
This Certifies that
SPECIMEN
is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

------------Senomyx®, Inc.------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Dated:

/s/ Harry J. Leonhardt		/s/ Kent Snyder
VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY	[SEAL]	PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
    MELLON INVESTOR SERVICES LLC
        TRANSFER AGENT AND REGISTRAR

BY

            AUTHORIZED SIGNATURE

Senomyx™, Inc.

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principle office of the Corporation.

        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—
TEN ENT	—	as tenants by the entireties	Custodian
JT TEN	—	as joint tenants with right of	(Cust)	(Minor)
		survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT—
Custodian (until age )
			(Cust)	(Minor)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,      hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.